UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 7, 2015 (January 6, 2015)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-13762	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 6, 2015, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”) and Reckson Operating Partnership, L.P. (“Reckson”) entered into an amendment (the “Amendment”) to their existing credit facility (as amended, the “Credit Facility”) to, among other things, decrease the interest-rate margin applicable to the revolving credit facility, extend the maturity date for the revolving credit facility to March 29, 2019, which may be further extended, at the Borrowers’ option, by up to an additional twelve months, and add Fitch Ratings, Inc. as a third reference point for credit rating based pricing adjustments.

After giving effect to the Amendment, loans under the revolving credit facility will bear interest at a spread over either the base rate or LIBOR, as we may elect, with an interest period of 7 days or one, three or six months, as we may elect, ranging from 87.5 basis points to 155 basis points based on the credit rating assigned to the senior unsecured long term indebtedness of Reckson.  At January 6, 2015, the applicable spread for loans under the revolving credit facility was 125 basis points.

The Company, SL Green OP and Reckson are borrowers jointly and severally obligated under the Credit Facility.  The lending group for the Credit Facility consists of Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and U.S. Bank National Association, as the Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, U.S. Bank National Association, Deutsche Bank AG New York Branch, Bank of America, N.A., Citibank, N.A., PNC Bank, National Association and The Bank of New York Mellon, as the Documentation Agents, and the other lenders and agents party thereto.

The description of the Amendment contained in this report is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment above under Item 1.01 is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

10.1                        Second Amendment to Amended and Restated Credit Agreement, dated as of January 6, 2015, by and among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P., as Borrowers, each of the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Treasurer

Date:  January 7, 2015